EXHIBIT 10-2
                       AGREEMENT FOR SALE AND TRANSFER OF
                                 PROMISSORY NOTE


         THIS AGREEMENT FOR SALE AND TRANSFER OF PROMISSORY NOTE is entered into as of September 29, 1998, by and between ILX Resorts Incorporated, an Arizona corporation ("ILX") and Martori Enterprises Incorporated, an Arizona corporation ("MEI").

RECITALS:

         A. MEI desires to sell to ILX, and ILX desires to purchase from MEI, all of MEI's interest in that certain Installment Promissory Note, in the amount of $1,300,000.00, dated August 8, 1997 (the "Note") a true copy of which is attached to this Agreement, subject to the terms and conditions set forth in this Agreement.

AGREEMENTS:

         NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

         1. Transfer of MEI Interest. MEI hereby sells to ILX and ILX hereby purchases from MEI, all of MEI's right, title and interest in, to, and under the Note.

         2. Consideration. In consideration for MEI's transfer of the Note, ILX shall:

                  a. Pay to MEI One Hundred Thousand Dollars ($100,000.00) on the date of this Agreement;

                  b. Pay to MEI Seven Hundred Eleven Thousand Four Hundred Seventy-Eight and 78/xx ($711,478.78) on or before October 20, 1998.

         3. Representations and Warranties of MEI. MEI represents and warrants to ILX as follows:

                  3.1 Ownership of the Note. MEI has, or will have on or before October 31, 1998, good and marketable title to the Note free of any lien, security interest, lease, or encumbrance whatsoever. Upon delivery of appropriate instruments evidencing transfer of the Note, ILX will own all right, title and interest in and to the Note free and clear of any liens, encumbrances, equities or claims.

                  3.2 Capacity. MEI has full power and authority to enter into this Agreement and to carry out its obligations hereunder. This Agreement constitutes a valid and legally binding obligation of MEI. To MEI's actual knowledge, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby nor compliance by MEI with any of the provisions hereof will (i) violate, or conflict with, or result in a breach of

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any provision of, or constitute a default (or an event which, with the giving of notice or the lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in the creation of any lien, security interest, charge or encumbrance upon the Note, under any term, condition or provision of any agreement or other instrument or obligation to which MEI is bound, or (ii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Note.

                  3.3 No Breach of Statute, Decree or Order. To MEI's actual knowledge no material claim, action or proceeding is pending or threatened against MEI with respect to a default under, or a violation or breach in any material respect of, any applicable statute, law, ordinance, decree, order, rule or regulation of any governmental body, nor, to MEI's actual knowledge, is there any basis for such a claim, action or proceeding. To MEI's actual knowledge the consummation of this Agreement and the sale of the Note contemplated hereby will not constitute or result in any such default, breach or violation.

         4. Miscellaneous

                  4.1 No Broker. Each Party represents and warrants to the other that no person has acted in the capacity of broker or finder on their behalf to bring about the negotiation or consummation of this Agreement. Each party shall indemnify and hold harmless each other against every claim or liability asserted against any of them by any person acting or claiming to act as a broker or finder on behalf of each other.

                  4.2 Notices. Any notice or other communication required or permitted hereunder shall be sufficiently given if delivered in person or sent by registered mail, postage prepaid, addressed to the appropriate party as follows:

                  In the case of MEI:

                  Joseph P. and Edward J. Martori
                  2111 East Highland, Suite 210
                  Phoenix, Arizona 85016

                  In the case of ILX:

                  ILX Resorts Incorporated
                  2111 East Highland, Suite 210
                  Phoenix, Arizona 85016
                  Attention: Nancy J. Stone, President

or such substituted address as any party (or other party to whom a copy is to be sent) shall have given notice to the other in writing.

                  4.3 Amendment. This Agreement may be amended or modified in whole or in part only by an agreement in writing executed in the same manner as this Agreement and making specific reference hereto.

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                  4.4  Counterparts.  This  Agreement  may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall constitute one instrument.

                  4.5 Binding on Successors and Assigns. This Agreement shall be binding upon, inure to the benefit of and be enforceable by and against the parties hereto and their respective successors, assigns, executors and personal representatives.

                  4.6 Severability. If any one or more of the provisions contained in this Agreement or any application thereof shall be invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of the remaining provisions of this Agreement and any other application thereof shall not in any way be affected or impaired thereby; provided, however, that to the extent permitted by applicable law, any invalid, illegal or nonenforceable provision may be considered for the purpose of determining the intent of the parties in connection with the other provisions of this Agreement.

                  4.7 Waivers. The parties may, solely by written agreement, (a) extend the time for the performance of any of the obligations or other acts of the parties hereto, (b) waive any inaccuracy in any of the representations contained in this Agreement or in any document delivered pursuant to this Agreement, (c) waive compliance with, or modify, any covenant or condition contained in this Agreement, and (d) waive or modify performance of any of the obligations of any of the parties hereto; provided, that no such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall operate as a waiver of, or an estoppel with respect to, any subsequent or other matter or failure.

                  4.8 Headings. The headings of the Articles and Sections of this Agreement are inserted for convenience only and in no way alter, amend, modify, limit or restrict the contractual obligations of the parties.

                  4.9 Documentation Expenses. Each party shall share equally in the costs and legal fees associated with the documentation of the transactions contemplated hereby.

                  4.10 Expenses. Except to the extent provided herein to the contrary, each party hereto shall bear its own expenses and no party shall be responsible for any debt, liability or obligation, cost, expense or fee of any nature whatsoever (including, without limitation, any and all legal, accounting and other professional fees and expenses) incurred by any other party in connection with the negotiation, execution or performance of this Agreement.

                  4.11 Attorney's Fees in Dispute. Notwithstanding the foregoing, should either party hereto institute any action or proceeding against the other to enforce any provision hereof, for injunction or for damages by reason of any alleged breach of any provision of this Agreement or for a declaration of such party's rights or obligations hereunder, or any judicial remedy, the prevailing party shall be entitled to receive from the losing party such amount as the court or arbiter may adjudge to be reasonable for attorneys' fees, costs and expenses of the prevailing party. Should relief be awarded to both parties, such attorneys' fees, costs and expenses shall be

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adjudged  against  the  parties in any  manner  the court or arbiter  shall deem equitable.

                  4.12 Representation by Counsel. Each party acknowledges that it has had the opportunity to consult with, and has consulted with, independent counsel regarding this Agreement and the transactions contemplated hereby, and that the fact that this Agreement or other document or instrument that is part of this transaction was prepared by counsel for any one or more of them shall not affect the interpretation of this Agreement, or such other document or instrument.

                  4.13 Entire Agreement; Law Governing. All prior negotiations and agreements between the parties hereto are superseded by this Agreement, and there is no representation, warranty, understanding or agreement other than those expressly set forth herein or in an Exhibit or Schedule delivered pursuant hereto, except as modified in writing concurrently herewith or subsequent hereto. This Agreement shall be governed by and construed and interpreted according to the laws of the State of Arizona.

                  4.15 Further Assurances. After the Closing hereunder, each of the parties hereto shall execute, acknowledge and deliver or cause to be executed, acknowledged and delivered such instruments and documents and take such action as may be necessary or advisable to carry out its obligations under this Agreement and under any schedule, exhibit, document, agreement, certificate or other instrument delivered pursuant hereto, and with respect to any filing or other documentation required in connection with the Note.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the date set forth above.

ILX RESORTS INCORPORATED                MARTORI ENTERPRISES INCORPORATED


By:     /s/ Nancy J. Stone              By:     /s/ Joseph P. Martori
   -------------------------------         -------------------------------
            Nancy J. Stone                          Joseph P. Martori

Its:          President                 Its:            Chairman
    ------------------------------          ------------------------------
              President                                 Chairman

STATE OF ARIZONA               )
                               )    ss.
County of Maricopa             )

         The foregoing instrument was acknowledged before me this 29th day of September 1998, by Joseph P. Martori, as Chairman of Martori Enterprises Incorporated, on behalf of the corporation.

                                          Stephanie D. Castronova
                                          --------------------------------------
                                          Notary Public
My Commission Expires:
March 20, 2002

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STATE OF ARIZONA               )
                               )    ss.
County of Maricopa             )

         The foregoing instrument was acknowledged before me this 29th day of September 1998, by Nancy J. Stone, as President of ILX Resorts Incorporated, on behalf of the corporation.


                                          Stephanie D. Castronova
                                          --------------------------------------
                                          Notary Public

My Commission Expires:
March 20, 2002

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